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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the "Company"), and each of the undersigned directors of the Company, hereby constitutes and appoints Quentin E. Finkelson his true and lawful attorney-in-fact and agent, for him and on his behalf and his name, place and stead, in any and all capacities to sign, execute, affix his seal thereto and file a Registration Statement on Form S-1 or any other applicable form under the Securities Act of 1933, as amended, and amendments thereto, including pre-effective and post-effective amendments, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, relating to the proposed registration of up to 111,400 shares of the Company's Common Stock, par value $.01.

     There is hereby granted to said attorney full power and authority to do and perform each and every act and thing requisite and necessary to be done in respect of the foregoing as fully as he or himself might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

      This Power of Attorney may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument and any of the undersigned directors may execute this Power of Attorney by signing any such counterpart.

     IN WITNESS WHEREOF, NORTECH SYSTEMS INCORPORATED has caused this Power of Attorney to be executed in its name by its Chairman of the Board of Directors and Chief Executive Officer on the 9th day of July, 1996.

                                   NORTECH SYSTEMS INCORPORATED

                                   By   /s/  Quentin E. Finkelson
                                      ---------------------------------
                                      Quentin E. Finkelson, Chairman of
                                      the Board of Directors and Chief
                                      Executive Officer


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     The undersigned, directors of NORTECH SYSTEMS INCORPORATED, have hereunto set their hands as of the 9th day of July, 1996.


                                    /s/  Myron Kunin
                                   -----------------------------------
                                   Myron Kunin

                                    /s/  Richard W. Perkins
                                   -----------------------------------
                                   Richard W. Perkins

                                   DIRECTORS

























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